Investor Presentation November 2017

Piedmont Office Realty Trust, Inc. (also referred to herein as “Piedmont” or the “Company”) (NYSE: PDM) is an owner, manager, developer and operator of high-quality, Class A office properties in select sub-markets located primarily within eight major eastern U.S. office markets. The Company’s geographically-diversified portfolio is comprised of over $5.0 billion in gross assets and approximately 19 million square feet. The Company is a fully-integrated, self-managed real estate investment trust (REIT) with local management offices in each of its major markets and is investment-grade rated by Standard & Poor’s (BBB) and Moody’s (Baa2). We use market data and industry forecasts and projections throughout this presentation which have been obtained from publicly available industry publications. These sources are believed to be reliable, but the accuracy and completeness of the information are not guaranteed. Certain statements contained in this presentation constitute forward-looking statements which we intend to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “continue” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters. Some examples of risk factors that could cause our actual results and expectations to differ materially from those described in our forward-looking statements are detailed in our most recent Annual Report on Form 10-K and other documents we file with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless the context indicates otherwise, the term “properties” as used in this document and the statistical information presented in this document regarding our properties includes our wholly-owned office properties and our office properties owned through consolidated joint ventures. The information and non-GAAP financial terms contained in this presentation do not contain all of the information and definitions that may be important to you and should be read in conjunction with our Amended Annual Report on Form 10-K for the year ended December 31, 2016, including our quarterly results for the periods ended March 31, 2016, June 30, 2016, September 30, 2016, and our quarterly reports on Form 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017 and our other filings with the SEC. Other information important to you may also be found in documents that we furnish to the SEC, such as our Quarterly Supplemental Information dated as of September 30, 2017. Such documents are available at www.sec.gov and under the heading Investor Relations on our website at www.piedmontreit.com. Unless otherwise noted, all financial and statistical information contained in this presentation is as of September 30, 2017. Introduction 1

9% 9% 10% 10% 11% 12% 13% 14% ORLANDO MINNEAPOLIS BOSTON DALLAS ATLANTA CHICAGO NY METRO WASHINGTON DC Piedmont Overview Square Feet (millions) 18.8 Number of Properties 66 Weighted Average Lease Term 6.5 years % Leased 89.2% Median Building Age 18 years Annualized Lease Revenue (millions) $548.2 % of ALR Energy-Star Rated 83% % of ALR from Credit Tenants 1 63% Asset Quality (Green Street Office Sector Update, 8/23/2017) A- Ticker (NYSE) PDM Market Cap as of 11/9/2017 (billions) $2.9 Gross Assets (billions) $5.1 Ratings (Moody’s/S&P) Baa2/BBB Debt (billions) $1.7 Net Debt to Gross Assets 33% Net Debt to Core EBITDA 5.6x Dividend/Yield $0.84/4.4% Three-Year Total Return (11/7/14-11/9/17) 17.2% Portfolio Location (as % of ALR as of 9/30/2017) Core Markets (as % of ALR as of 9/30/2017) CORPORATE OVERVIEW PORTFOLIO OVERVIEW URBAN INFILL 26% CBD 40% SUBURBAN 34% 2 AS OF 9/30/2017 UNLESS OTHERWISE NOTED AS OF 9/30/2017

3 Who is Piedmont? DIFFERENTIATED PORTFOLIO DISCIPLINED CAPITAL ALLOCATOR FINANCIAL STRENGTH AND FLEXIBILITY PROACTIVE OPERATIONAL MANAGEMENT PATHS TO GROWTH SUPERIOR VALUE PROPOSITION ARLINGTON GATEWAY Arlington, VA ONE BRATTLE SQUARE Cambridge, MA

Differentiated Portfolio

PORTFOLIO CONCENTRATED WITHIN EIGHT OF THE NATION'S LARGEST EASTERN MARKETS

- **Why These Markets:**
  - Historical and projected rental rate growth
  - Barriers to entry
  - Heavy amenity base
  - Proximity to transportation hubs
  - Ideal for large, corporate users
  - Ample size and scale for liquidity
  - Fragmented/limited REIT ownership
  - Favorable business environment / supportive local government

ALR by Target Market
~90% of ALR in top 8 Markets


9%
12%
10%
13%
14%
11%
9%
10%

As of 9/30/2017

Atlanta Northwest, Central Perimeter	**Washington, DC** District, R-B Corridor
Boston Cambridge, Burlington, Route 128	**Minneapolis** CBD, West/SW
Chicago CBD	**New York** Financial District
Dallas Las Colinas, Uptown, Preston Center	**Orlando** CBD, Lake Mary

PIEDMONT OFFICE REALTY TRUST

4

5 LTM Employment Growth JLL Office Outlook US, Q3 2017 Year-Over-Year Employment Growth Baird Equity Research, September 2017 Construction as a % of Total Inventory CoStar Office Statistics, Q3 2017 Number of Fortune 1000 Headquarters per 1 million of Population Geolounge 2016 Fortune 1000 Information, US Census Bureau 2016 Population Estimates Differentiated Portfolio PIEDMONT’S MARKETS OFFER ATTRACTIVE FUNDAMENTALS AND FAVORABLE OUTLOOK 0.5% 1.2% 1.7% 2.1% 2.3% 2.3% 2.8% 3.2% 3.3% Chicago National Avg New York Washington DC Boston Minneapolis Dallas Atlanta Orlando 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Minneapolis Chicago Boston Orlando Atlanta Washington DC Dallas New York 10 Year Historical Average 91% 62% 51% 77% 64% 57% 59% 77%% Preleased • PDM Markets - Weighted Growth: 2.1% • Top Quartile for Market Employment Growth in Office REIT Universe Atlanta 4.5 Boston 6.0 Chicago 6.5 Dallas 5.3 Minneapolis 6.5 New York 6.4 Orlando 0.8 Washington 4.9

6 A tlanta - N o rthwes t O rlando - C B D B osto n - 128 N o rt h D allas - Las C olina s Invested (# buildings, $MM) 2 4 bldgs, $192 million Discount to Replacement Cost 3 43% ’17 Submarket Vacancy 4 15.1% ’18-’19 Submarket Cl A Rent Growth 5 6.2% Invested (# buildings, $MM) 2 3 bldgs, $338 million Discount to Replacement Cost 3 28% ’17 Submarket Vacancy 4 9.4% ’18-’19 Submarket Cl A Rent Growth 5 4.8% Invested (# buildings, $MM) 2 6 bldgs, $280 million Discount to Replacement Cost 3 25% ’17 Submarket Vacancy 4 10.4% ’18-’19 Submarket Cl A Rent Growth 5 5.6% Invested (# buildings, $MM) 2 3 bldgs, $114 million Discount to Replacement Cost 3 37% ’17 Submarket Vacancy 4 14.3% ’18-’19 Submarket Cl A Rent Growth 5 3.3% Disciplined Capital Allocator ACQUISITION ACTIVITY SINCE IPO - DOMINANT POSITIONS WITHIN TARGET SUBMARKETS 5 WALL STREET, BURLINGTON, MA 750 WEST JOHN CARPENTER, IRVING, TX GALLERIA 200, ATLANTA, GA CNL CENTER I & II, ORLANDO, FL

$14.50 $15.50 $16.50 $17.50 $18.50 $19.50 $20.50 $21.50 $22.50 $23.50 Nov-09 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 7 $679 $917 $889 $(1,064) $(748) $(1,754) Acquisitions Dispositions Disciplined Capital Allocator Non-Core Dispositions Strategic Acquisitions Net Seller $385M Net Seller $865M 2004-2007 2008-2013 2014-2017 Net Buyer $169M SINCE 2014, PIEDMONT HAS SOLD $1.8 BILLION OF NON-CORE HOLDINGS, EXITING MULTIPLE MARKETS Piedmont Stock Price Since IPO Average Stock Buyback Price of $17.18 per Share ~29M Total Shares Repurchased As of 9/30/2017 PIEDMONT HAS CREATED VALUE THROUGH THE OPPORTUNISTIC ACQUISITION OF ~$500M OF ITS STOCK Feb-10 “Management has smartly bought back stock (with sales proceeds) multiple times this cycle…” GreenStreet Advisors, PDM Company Snapshot August 23, 2017 Capital Recycling Since 2014 Average GAAP Yield 5.9% Average Leased % 85% Average GAAP Yield 7.4% Average Leased % 81% Period of predominant activity

8 500 WEST MONROE Chicago, IL Financial Strength and Flexibility Debt Composition As of 9/30/2017 Debt Maturity Schedule - Using Sale Proceeds to Reduce Debt Moody’s Baa2 S&P BBB WELL-LADDERED MATURITY SCHEDULE WITH ACCESS TO DEBT AND EQUITY MARKETS $0 $200 $400 $600 2017 2018 2019 2020 2021 2022 2023 2024 Bonds LOC Term loan Secured $0 $200 $400 $600 2017 2018 2019 2020 2021 2022 2023 2024 Bonds LOC Term loan Secured End of 2Q 2017 End of 3Q 2017 Unsecured $1,520 Secured $191 Net Debt / Gross Assets 33% Net Debt / Core EBITDA 5.6x Fixed Charge Coverage Ratio 4.7x Weighted Avg Interest Rate 3.47% Ratings As of 9/30/2017 Metrics As of 9/30/2017

Proactive Operational Management

Piedmont Maintains Five Regional Office Locations to Optimize Efficiency and Tenant-Centric Focus

Midwest Region

- **EVP Oversight** Tom Prescott
- **Markets** Chicago, Minneapolis
- **Region SF** 4.0M
- **Leased %** (at 9/30/17) 92%

Northeast Region

- **EVP Oversight** Brent Smith
- **Markets** Boston, New York
- **Region SF** 3.6M
- **Leased %** (at 9/30/17) 98%

Mid-Atlantic Region

- **EVP Oversight** Bob Wiberg
- **Markets** Washington
- **Region SF** 3.2M
- **Leased %** (at 9/30/17) 76%



Southwest Region

- **EVP Oversight** Joe Pangburn
- **Markets** Dallas
- **Region SF** 3.4M
- **Leased %** (at 9/30/17) 85%

Southeast Region

- **EVP Oversight** George Wells
- **Markets** Atlanta, Orlando
- **Region SF** 4.6M
- **Leased %** (at 9/30/17) 92%



83%
82%
39%

ENERGY STAR | BOMA | LEED

As of 9/30/2017

Piedmont leverages industry partnerships including BOMA, ENERGY STAR, and U.S. Green Building Council, to advance the energy and sustainability performance of its assets.

Piedmont values operational excellence and is committed to continual improvement in resource efficiency and sustainability.

Throughout 2017, Piedmont's energy-saving initiatives are expected to result in savings of over 5.2 million kWh.



PIEDMONT OFFICE REALTY TRUST

9

ORGANIC NOI GROWTH POTENTIAL 83.4% 3.6% 2.2% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 10 Realizing Contractual Cash Flow As of 9/30/2017 Economic Leased +/- $20 to 25 million of Cash NOI Leased but Not Yet Commenced Under Abatement Paths to Growth Capitalizing on Future Expirations (% of ALR 6) As of 9/30/2017 Estimated 10% cash rollup on large leases3100 CLARENDON BOULEVARD Arlington, VA 0.6% 7.9% 4.8% 6.5% 3.3% NY State, 4.7% Raytheon, 1.1% Wendy's/Arbys, 1.0% SunTrust, 0.9% NY City, 2.0% Nestle, 2.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2017 2018 2019 2020 2021 5 & 15 WAYSIDE Burlington, MA 7

Land Basis: $1.9M Submarket Class A Direct Vacancy: 13.4% (Central Perimeter) 11 Paths to Growth Strategically-Located Land Holdings for Future Development (minimum 70% pre-lease); All Land Holdings are Adjacent to Existing Core Locations 1,000,000 SF Lake Mary, FL Adjacent to 400 & 500 TownPark SELECTIVE DEVELOPMENT TO EXPAND POSITIONS AS OF 9/30/2017 Land Basis: $6.1M Submarket Class A Direct Vacancy: 8.3% (Lake Mary) 250,000 SF Atlanta, GA Adjacent to Glenridge Highlands One & Two 250,000 SF Atlanta, GA Adjacent to The Medici Land Basis: $2.7M Submarket Class A Direct Vacancy: 15.9% (West Buckhead) 500,000 SF Irving, TX Adjacent to 6011, 6021 & 6031 Connection Drive Land Basis: $2.8M Submarket Class A Direct Vacancy: 14.6% (Las Colinas) 400,000 SF Irving, TX Adjacent to 750 West John Carpenter Freeway Land Basis: $1.0M Submarket Class A Direct Vacancy: 14.6% (Las Colinas) Submarket vacancy data sourced from JLL Office Statistics, Q3 2017.

12 Paths to Growth STRONG BALANCE SHEET WITH CAPACITY FOR EXPANSION Data as of 9/30/2017 5.6x Debt/EBITDA 33.0% Net Debt/Gross Assets • No complicated joint ventures • Approximately 93% of portfolio NOI is unencumbered • 90% fixed rate debt • Predominately public and bank debt LOW LEVERAGE SIMPLE CAPITAL STRUCTURE DEBT MATURITY SCHEDULE ($M) Over $500 MM Liquidity 6.4x Debt/EBITDA 36.4% Net Debt/Gross Assets PDM Office Average ABILITY TO GROW FOR COMPELLING OPPORTUNITIES $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 2022 2023 2024 Bonds LOC Term loan Secured

13 Superior Value Proposition Sharpe Ratio 8 Annualized Total ReturnAnnual Standard Deviation ATTRACTIVE RISK-ADJUSTED RETURNS PIEDMONT INCEPTION THROUGH OCTOBER 31, 2017 UNDERVALUED WITHIN THE OFFICE REIT SECTOR Price / NAV 9 Price / 2018 Consensus FFO 10 BXP CXP PGRE BXP PGRE CXP BDN CLI CUZ EQC FSP HIW TIER BDN CLI CUZ EQC FSP HIW TIER BDN CLI CUZ HIW OFC 17.5 x 15.2 x 11.9 x DIVERSIFIED GATEWAY MARKETS SUN BELT & NON- GATEWAY PIEDMONT 0.60 0.50 0.39 BLOOMBERG OFFICE REIT INDEX PIEDMONT COMPETITIVE SET 16.8% 17.9% 21.2% BLOOMBERG OFFICE REIT INDEX PIEDMONT COMPETITIVE SET 10.2% 9.0% 8.2% BLOOMBERG OFFICE REIT INDEX PIEDMONT COMPETITIVE SET BDN CLI CUZ HIW OFC BDN CLI CUZ HIW OFC -18.6% -9.5% -16.9% DIVERSIFIED GATEWAY MARKETS SUN BELT & NON- GATEWAY PIEDMONT

Portfolio Sale Update 1 2 2 2 2 3 1 1 # # Market exited; number of properties sold Market exposure reduced; submarket exited; number of properties sold Chicago suburbs Phoenix Atlanta suburbs South Florida Boston suburbs Maryland suburbs Detroit Nashville SUMMARY OF TRANSACTIONS # Market exposure reduced; number of properties sold Notes: (1) The minimum gross purchase price of the contemplated transactions is $426 million. The Company has the opportunity to receive $435 million in total gross proceeds from the contemplated transactions if certain leasing contracts are completed within six months of closing. $426 MM to $435 MM ($165 to $168 per SF) of Gross Sale Proceeds at approx. book value (1) ~ 6.1% to 6.2% in-place GAAP NOI cap rate (1) 2.6 MM Square Feet / 14 Assets / 76% Leased Exit four markets and three submarkets Anticipated closing in January 2018 ~ $420 million to $430 million in net proceeds anticipated to be used to reduce debt 14

Strategic Operating Markets, 47 Other, 10 Strategic Operating Markets, 40 Other, 3 Portfolio Sale Update ENHANCED FOCUS CURRENT UPON CLOSING 57 Projects 43 Projects (1) DEBT METRICS (2) 5.6x to 4.7x Debt/EBITDA 33% to 27% Net Debt/Gross Assets 89% to 91% Leased 18.8 to 16.3 Million Square Feet REMAINING AMMUNITION $650 MM Room to peer avg. Debt/GAV WHAT’S IN SCOPE Strategic Acquisitions Selective Development PDM Stock OPERATIONAL METRICS (2) PROPERTIES UNDER CONTRACT (3) Suburban, 11 Urban Infill, 3 Notes: (1) Represents the projected composition of the Company’s portfolio after the completion of the contemplated transactions. (2) The first figure presented in each box is the relevant metric for the Company as of 9/30/17. The second figure presented in each box represents the metric as of 9/30/17 along with pro forma adjustments for the contemplated transactions. (3) Information presented is for the assets expected to be sold in the contemplated transactions. $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 2022 2023 2024 Bonds LOC Term loan Secured PRO FORMA DEBT MATURITY SCHEDULE ($M) 5 Years Weighted Average Maturity 15

16 Appendix - Footnotes 1 Includes Annualized Lease Revenue attributable to tenants with an investment grade credit rating and tenants that do not have a credit rating but have well- established businesses, such as Independence Blue Cross, Towers Watson, Brother International, and RaceTrac Petroleum. 2 Represents the number of buildings acquired in the submarket since IPO. 3 Aggregated basis for acquired buildings since IPO as compared to the Company’s estimate of aggregated replacement cost. 4 Submarket vacancy rate for 2017 per CoStar Submarket Analysis, 11/8/2017. 5 Cumulative submarket Class A rent growth for 2018 and 2019 per CoStar Submarket Analysis, 11/8/2017. 6 Annualized rental income associated with newly executed leases for currently unoccupied space is incorporated herein only at the expiration date for the current lease. Annualized rental income associated with such new leases is removed from the expiry year of the current lease and added to the expiry year of the new lease. 7 Includes leases with an expiration date of September 30, 2017, comprised of 6,000 square feet and Annualized Lease Revenue of $0.1 million. 8 Sharpe Ratio is the average return earned in excess of the risk-free rate per unit of volatility. The relevant performance period is from February 10, 2010 (Piedmont’s IPO) through October 31, 2017. 9 Based on closing stock prices as of November 8, 2017. NAV per Green Street Advisors Weekly REIT Pricing Review, November 3, 2017. For companies not covered by Green Street Advisors (CXP, FSP & TIER), consensus NAV was sourced from FactSet on November 8, 2017. 10 Based on closing stock prices as of November 8, 2017. Consensus 2018 FFO sourced from FactSet on November 8, 2017.